JOINT FILING AGREEMENT            Exhibit 1
                                AND POWER OF ATTORNEY
                               -----------------------

               In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on
          Schedule 13D (including exhibits and thereto) with respect to the acquisition of, or the right to acquire, the Common Stock of First Priority Group, Inc., a Delaware corporation. This Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executes this Agreement as of the 15th day of December, 1998.

               Each person whose signature appears below hereby constitutes and appoints Michael D. London as his or its true and lawful attorney-in-act and agent, with full power and authority, including power of substitution and resubstitution, and in his or its name, place and stead in any and all capacities, to execute in the name of each such person, and to file, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, any and all amendments to this Statement on Schedule 13D as such attorney-in-fact and agent, or its substitutes, executing such amendments deem necessary or advisable to enable each person whose signature appears below to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, granting to said attorney-in-fact, agents and substitutes full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intends and purposes as they might or cold do in person, and does hereby ratify and confirm all that such attorney-in-fact, agents or substitutes, or any of the separately, may lawfully do os cause to b done by virtue thereof.

                                        THE GOLDDONET GROUP


                                        By: /s/Michael D. London
                                           --------------------------------
                                            Michael D. London, General
                                             Partner

                                        LONDON FAMILY TRUST


                                        By: /s/Michael D. London
                                           --------------------------------
                                                  Michael D. London,
                                                   Trustee

                                        GOLDMAN FAMILY TRUST


                                        By: /s/Sheldon L. Goldman
                                           --------------------------------
                                                 Sheldon L. Goldman,
                                                  Trustee

                                        RONALD H. AND LINDA S. COLNETT
                                          TRUST

                                        By: /s/Ronald H. Colnett
                                           --------------------------------
                                                 Ronald H. Colnett, Trustee